Exhibit 10.1

SECOND AMENDMENT TO
AMENDED AND RESTATED LETTER OF CREDIT
REIMBURSEMENT AND PLEDGE AGREEMENT

Dated as of May 26, 2005

among

MONTPELIER REINSURANCE LTD.,

MONTPELIER RE HOLDINGS LTD.

THE LENDERS PARTY HERETO

and

BANK OF AMERICA, N.A.,

as Administrative Agent for itself and the
other lending institutions party hereto

Banc of America Securities LLC
as Sole Lead Arranger and Book Manager

SECOND AMENDMENT TO AMENDED AND RESTATED

LETTER OF CREDIT REIMBURSEMENT AND PLEDGE AGREEMENT

     THIS SECOND AMENDMENT TO AMENDED AND RESTATED LETTER OF CREDIT REIMBURSEMENT AND PLEDGE AGREEMENT, dated as of May 26, 2005 (this “Amendment”), amends the Amended and Restated Letter of Credit Reimbursement and Pledge Agreement, dated as of May 27, 2004 (as amended to date, the “Credit Agreement”), among MONTPELIER REINSURANCE LTD., MONTPELIER RE HOLDINGS LTD., the various financial institutions parties thereto (collectively, the “Lenders”) and BANK OF AMERICA, N.A., as administrative agent (the “Administrative Agent”) for the Lenders. Terms defined in the Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used herein as defined therein.

     WHEREAS, the parties hereto have entered into the Credit Agreement, which provides for the Lenders to extend certain credit facilities to the Borrowers from time to time; and

     WHEREAS, the parties hereto desire to amend the Credit Agreement to extend the Tranche A Commitment Date thereunder;

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

     SECTION 1. AMENDMENT. Effective as of May 26, 2005, clause (a) of the definition of “Tranche A Commitment Termination Date” is amended in its entirety to read as follows: “(a) May 25, 2006 and”.

     SECTION 2. CONDITIONS PRECEDENT. This Amendment shall become effective when each of the conditions precedent set forth in this Section 2 shall have been satisfied, and notice thereof shall have been given by the Administrative Agent to the Borrowers and the Lenders.

     2.1 Receipt of Documents. The Administrative Agent shall have received this Amendment, duly executed by the Borrowers, the Administrative Agent and the Tranche A Lenders increasing their Commitments.

     2.2 Compliance with Warranties, No Default, etc. Both before and after giving effect to the effectiveness of this Amendment, the following statements by the Borrowers shall be true and correct (and each Borrower, by its execution of this Amendment, hereby represents and warrants to the Administrative Agent and each Lender that such statements are true and correct as at such times):

     (a) the representations and warranties set forth in Article 5 of the Credit Agreement shall be true and correct with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date); and

     (b) no Event of Default or Default shall have then occurred and be continuing.

     SECTION 3. REPRESENTATIONS AND WARRANTIES. To induce the Lenders and the Administrative Agent to enter into this Amendment, each Borrower hereby represents and warrants to the Administrative Agent and each Lender as follows:

     3.1 Due Authorization, Non-Contravention, etc. The execution, delivery and performance by such Borrower of this Amendment are within such Borrower’s corporate powers, have been duly authorized by all necessary corporate action, and do not

     (a) contravene such Borrower’s Governing Documents;

     (b) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting such Borrower; or

     (c) result in, or require the creation or imposition of, any Lien on any of such Borrower’s properties.

     3.2 Government Approval, Regulation, etc. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance by such Borrower of this Amendment.

     3.3 Validity, etc. This Amendment constitutes the legal, valid and binding obligation of such Borrower enforceable in accordance with its terms.

     SECTION 4. MISCELLANEOUS.

     4.1 Continuing Effectiveness, etc. This Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, shall remain in full force and effect and is hereby ratified, approved and confirmed in each and every respect. After the effectiveness of this Amendment in accordance with its terms, all references to the Credit Agreement in the Loan Documents or in any other document, instrument, agreement or writing shall be deemed to refer to the Credit Agreement as amended hereby.

     4.2 Payment of Costs and Expenses. The Borrowers, jointly and severally, agree to pay on demand all expenses of the Administrative Agent (including the fees and out-of-pocket expenses of counsel to the Administrative Agent) in connection with the negotiation, preparation, execution and delivery of this Amendment.

     4.3 Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

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     4.4 Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

     4.5 Execution in Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

     4.6 Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

     4.7 Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

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     IN WITNESS WHEREOF, the undersigned have duly executed this Second Amendment to Amended and Restated Letter Of Credit Reimbursement and Pledge Agreement as of the date first set forth above.

MONTPELIER REINSURANCE LTD.
By:	/s/ NEIL MCCONACHIE
Name:	Neil McConachie
Title:	Treasurer and Chief Accounting Officer

MONTPELIER RE HOLDINGS LTD.
By:	/s/ NEIL MCCONACHIE
Name:	Neil McConachie
Title:	Treasurer and Chief Accounting Officer

BANK OF AMERICA, N.A., individually as a Tranche A Lender and as Administrative Agent and as Issuing Bank
By:	/s/ TIMOTHY CASSIDY
Name:	Timothy Cassidy
Title:	Vice President

FLEET NATIONAL BANK, as Issuing Bank
By:	/s/ TIMOTHY CASSIDY
Name:	Timothy Cassidy
Title:	Vice President

JP MORGAN CHASE BANK, N.A. (f/k/a) BANK ONE, NA, as Tranche A Lender

By:	/s/ HELEN L. NEWCOMB
Name:	Helen L. Newcomb
Title:	Vice President

BARCLAYS BANK PLC, as Tranche A Lender
By:	/s/ RICHARD ASKEY
Name:	Richard Askey
Title:	Director - Insurance

CREDIT SUISSE FIRST BOSTON, ACTING THROUGH ITS CAYMAN ISLANDS BRANCH, as Tranche A Lender
By:	/s/ JAY CHALL
Name:	Jay Chall
Title:	Director

By:	/s/ MIKHAIL FAYBUSOVICH
Name:	Mikhail Faybusovich
Title:	Associate

HSBC BANK USA, NATIONAL ASSOCIATION, as Tranche A Lender
By:	/s/ LAWRENCE M. KARP
Name:	Lawrence M. Karp
Title:	Senior Vice President

ING BANK N.V., LONDON BRANCH, as Tranche A Lender
By:	/s/ M.E.R. SHARMAN
Name:	M.E.R. Sharman
Title:	Managing Director

By:	/s/ N.J. MARCHANT
Name:	N.J. Marchant
Title:	Director

ROYAL BANK OF SCOTLAND PLC, as Tranche A Lender
By:	/s/ RICHARD KERTON
Name:	Richard Kerton
Title:	Relationship Director

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